(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
May 31, 2002


Merrill Lynch
Focus Twenty
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FOCUS TWENTY FUND, INC.


DEAR SHAREHOLDER


We are pleased to provide you with this semi-annual report for Merrill Lynch Focus Twenty Fund, Inc. The Fund's investment objective is long-term capital appreciation. The Fund is a non-diversified aggressive growth fund that seeks to achieve its investment objective by investing in a portfolio of approximately 20 companies that we believe have strong earnings growth and capital appreciation potential.


Investment Environment
During the six months ended May 31, 2002, stock prices moved mostly lower as investors increasingly focused on a number of macroeconomic issues that made them less willing to stay in the market. The strong stock market rally that occurred during the fall of 2001 was enabled by a number of factors including a series of interest rate cuts by the Federal Reserve Board, the return to more normal business conditions following the macroeconomic shock of September 11, 2001, the typical fourth-quarter budget flush of business capital spending and the extreme oversold conditions that resulted from the drubbing stocks took following the terrorist attacks. The fall rally was nearly complete by November 2001, and the optimism created by this brief, but very strong, rebound deteriorated in an amazingly short period into the cauldron of worries that presently characterizes investor sentiment.

A lengthy menu of problems has replaced the optimistic environment of the late 1990s. The long list includes geo-political issues (the situation in the Middle East, global terrorism and the India/Pakistan clash over Kashmir), structural issues (corporate accounting issues, board governance, executive pay and options grants) and macroeconomic issues (rising government deficits, stagnant business capital spending and the falling dollar). In addition, large cap US growth stocks have continued to struggle as two of their most historically dependable leaders, large cap pharmaceutical companies and technology stocks have lagged. The large pharmaceutical companies face looming patent expirations, dwindling pipelines and increasing government scrutiny. A great deal of investor capital initially flowed out of pharmaceuticals and into biotechnology stocks, but a series of high-profile failures, expensive or poorly conceived mergers and acquisitions, and a slowdown of drug approvals by the Food and Drug Administration has broken the back of this sector as well. The technology sector faces a litany of issues including the over-capacity created by the initial public offerings craze of the late 1990s, a drastic slowdown in corporate capital spending and the telecommunications meltdown. Similar to the pharmaceutical companies, the technology sector also suffers from a dearth of exciting new growth drivers, as personal computers and wireless phones have reached very high levels of penetration.

In short, the present market sentiment is very weak. At the most basic level, the economy and the market are going through the necessary process of cleaning up from the bull market of the 1990s. Many of the issues have existed for several years; however, it was easier for investors to push them aside when things were going well. In the strange logic of the financial markets, a high level of negativity can often be a good thing, as it creates a base from which things can get incrementally better. The present situation can always get worse, but for the first time during this bear market it seems that investors no longer expect stocks to rally. We do not and cannot attempt to handicap when the market will improve. Instead, we will continue to invest in as disciplined and consistent a manner as possible, which means investing in aggressive growth companies (i.e., those that are growing earnings faster than the market, experiencing upward earnings revisions and positive earnings surprises). Our emphasis on companies displaying earnings momentum means staying fully invested (less than 10% cash) under normal circumstances. While we cannot predict when the market will improve, we can state that we will be following the same investment process when it does.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


Portfolio Matters
For the six-month period ended May 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -21.00%, -21.43%, -21.43% and -21.11%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) This performance lagged the return of the unmanaged Standard & Poor's (S&P) 500 BARRA Growth Index, which returned -9.55%, and the unmanaged benchmark, the S&P 500 Index, which had a return of -5.69%, for the same period. The NASDAQ Composite Index, which like Merrill Lynch
Focus Twenty Fund, Inc. includes a large exposure to technology and biotechnology stocks, had a total return of -16.31% for the six-month period. The Fund's focus in a small number of investments (approximately 20) in order to achieve a potential greater return may increase the Fund's volatility because each investment has a greater effect on the Fund's performance. The Fund typically outperforms its benchmark and the NASDAQ in a rising investment environment and generally underperforms these measures when the market is falling. Unfortunately, the market declined five out of the six months during the period, leading to the Fund's overall underperformance. The Fund was also hurt by its focus on rapidly growing, higher earnings multiple stocks (also known as aggressive growth stocks), which tend to perform poorly in down markets. In addition, we continued to hold a higher-than-index weighting in the technology sector, which underperformed during the period. While it is true that the technology sector faces a myriad of challenges, all of our technology companies are experiencing upward business momentum. We believe that, over the long term, when measured from cycle to cycle, technology companies will continue to grow faster than the overall economy, and that technology will likely become one of the biggest beneficiaries of a recovering economy.

During the past six months, our turnover was relatively high but we feel that the changes added value by improving the overall earnings growth characteristics of the portfolio. In addition, our new holdings have significantly outperformed the ones they replaced. One particularly large change in portfolio strategy involved the sale of what had been our largest position, IDEC Pharmaceuticals Corporation. We sold IDEC because we saw multiple signs that growth of the company's lead product, Rituxan, was slowing. As a result of this and several other factors, we felt that earnings expectations for the company were too high and would have to be reduced. The sale of IDEC was part of a larger move away from the biotechnology sector, as we also removed Millennium Pharmaceuticals, Inc. and one-half of our Amgen Inc. position from the portfolio. Fortunately, these shifts in strategy took place before large declines in the stocks and the biotechnology sector in general. The sales of these positions helped fund the purchases of two media stocks, Viacom, Inc. and Univision Communications Inc. We also initiated a position in Capital One Financial Corporation, a large consumer finance company.

Within the technology sector, we have increased our holdings in semiconductor device companies. These companies are benefiting as their end-customers refill inventories that were drastically reduced as the economy slowed. Because of the fixed costs involved with the semiconductor manufacturing process, these companies are also enjoying increasing profit margins as revenues begin to rise again. It is still unclear when the demand for technology products will begin to increase, so we are focusing on companies that we believe can still benefit in a less robust demand environment. Therefore, each of our semiconductor holdings is building up their content in end-products or has targeted a specific product area that is currently growing. We also altered our positioning within enterprise software, where our research indicates that it remains extremely difficult to close business. As a result, we eliminated our position in VERITAS Software Corporation in early May. Microsoft Corporation has demonstrated that it can continue to grow in the current challenging environment and our other holding in the space, Intuit Inc., has an impressive menu of new products for small-business owners that is driving its earnings growth.

As always, all of our portfolio changes were based on bottom-up fundamentals. Our aggressive growth investment style is based on our core belief that earnings drive stock prices. We strive to invest in a portfolio of companies that we believe are growing earnings faster than that of the S&P 500 Index average. When we see opportunities to upgrade the Fund's holdings in the portfolio, we will continue to do so.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


In Conclusion
We greatly appreciate your investment in Merrill Lynch Focus Twenty Fund, Inc. While the environment continues to be challenging for aggressive growth equity investing, we remain confident that our investment process will prove itself over the long term. We intend to continue to offer a concentrated aggressive growth fund for those shareholders who desire such a product as part of their overall investment portfolio. We look forward to sharing our outlook and strategy in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Michael S. Hahn)
Michael S. Hahn
Vice President and Portfolio Manager



July 8, 2002



PROXY RESULTS

During the six-month period ended May 31, 2002, Merrill Lynch Focus
Twenty Fund, Inc.'s shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

                                                                     Shares Voted  Shares Withheld
                                                                         For         From Voting
1. To elect the Fund's Directors/Trustees:
                                             Terry K. Glenn          171,926,175      21,368,625
                                             James H. Bodurtha       171,953,456      21,341,344
                                             Joe Grills              171,927,213      21,367,587
                                             Herbert I. London       171,910,989      21,383,811
                                             Andre F. Perold         171,970,755      21,324,045
                                             Roberta Cooper Ramo     171,925,945      21,368,855
                                             Robert S. Salomon, Jr.  171,986,467      21,308,333
                                             Melvin R. Seiden        171,918,710      21,376,090
                                             Stephen B. Swensrud     171,910,306      21,384,494



During the six-month period ended May 31, 2002, Master Focus Twenty
Trust shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002. A description of the proposal and number of shares voted are as follows:

                                                                     Shares Voted  Shares Withheld
                                                                         For         From Voting
1. To elect the Master Trust's Trustees: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London,
   Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr., Melvin R. Seiden
   and Stephen B. Swensrud                                           172,165,747      21,210,407



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                   6-Month         12-Month      Since Inception
As of May 31, 2002                               Total Return    Total Return      Total Return
ML Focus Twenty Fund, Inc. Class A Shares*          -21.00%         -54.99%            -84.20%
ML Focus Twenty Fund, Inc. Class B Shares*          -21.43          -55.49             -84.60
ML Focus Twenty Fund, Inc. Class C Shares*          -21.43          -55.49             -84.60
ML Focus Twenty Fund, Inc. Class D Shares*          -21.11          -55.14             -84.30
NASDAQ Composite Index**                            -16.31          -23.44             -64.67

*Investment results shown do not reflect sales charges; results would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/03/00.
**An unmanaged broad-based Index comprised of common stocks. Since inception total return is from 3/31/00.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/02                    -37.67%        -40.94%
Inception (3/03/00) through 3/31/02       -55.97         -57.10

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 3/31/02                    -38.41%        -40.87%
Inception (3/03/00) through 3/31/02       -56.44         -57.08

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 3/31/02                    -38.41%        -39.02%
Inception (3/03/00) through 3/31/02       -56.44         -56.44

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 3/31/02                    -37.80%        -41.07%
Inception (3/03/00) through 3/31/02       -56.09         -57.22

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and Director/Trustee
James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Melvin R. Seiden, Director/Trustee
Stephen B. Swensrud, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


Joseph L. May, Director/Trustee of Merrill Lynch Focus Twenty Fund, Inc., has recently retired. The Fund's Board of Directors/Trustees wishes Mr. May well in his retirement.



Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002



FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                   Merrill Lynch Focus Twenty Fund, Inc.


                As of May 31, 2002
Assets:         Investment in Master Focus Twenty Trust, at value
                (identified cost--$297,477,917)                                                             $   287,734,672
                Prepaid registration fees and other assets                                                          115,523
                                                                                                            ---------------
                Total assets                                                                                    287,850,195
                                                                                                            ---------------

Liabilities:    Payables:
                   Distributor                                                            $       205,386
                   Administrator                                                                   57,144           262,530
                                                                                          ---------------
                Accrued expenses                                                                                    394,692
                                                                                                            ---------------
                Total liabilities                                                                                   657,222
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   287,192,973
                                                                                                            ===============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:     authorized                                                                                  $     2,039,390
                Class B Shares of Common Stock, $.10 par value, 300,000,000 shares
                authorized                                                                                        9,193,794
                Class C Shares of Common Stock, $.10 par value, 300,000,000 shares
                authorized                                                                                        5,391,802
                Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                authorized                                                                                        1,915,564
                Paid-in capital in excess of par                                                              1,838,763,357
                Accumulated investment loss--net                                                                (4,127,544)
                Accumulated realized capital losses on investments from the Trust--net                      (1,556,240,145)
                Unrealized depreciation on investments from the Trust--net                                      (9,743,245)
                                                                                                            ---------------
                Net assets                                                                                  $   287,192,973
                                                                                                            ===============

Net Asset       Class A--Based on net assets of $32,205,916 and 20,393,897 shares
Value:                   outstanding                                                                        $          1.58
                                                                                                            ===============
                Class B--Based on net assets of $141,789,921 and 91,937,935 shares
                         outstanding                                                                        $          1.54
                                                                                                            ===============
                Class C--Based on net assets of $83,117,512 and 53,918,021 shares
                         outstanding                                                                        $          1.54
                                                                                                            ===============
                Class D--Based on net assets of $30,079,624 and 19,155,638 shares
                         outstanding                                                                        $          1.57
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


FINANCIAL INFORMATION (continued)


Statement of Operations                                                                Merrll Lynch Focus Twenty Fund, Inc.


                For the Six Months Ended May 31, 2002
Investment      Net investment income allocated from the Trust:
Income from        Dividends                                                                                $       189,706
the                Interest                                                                                         156,627
Trust--Net:        Securities lending--net                                                                           84,334
                   Expenses                                                                                     (1,276,484)
                                                                                                            ---------------
                Net investment loss from the Trust                                                                (845,817)
                                                                                                            ---------------

Expenses:       Account maintenance and distribution fees--Class B                        $       879,167
                Transfer agent fees--Class B                                                      630,866
                Account maintenance and distribution fees--Class C                                519,814
                Administration fees                                                               441,663
                Transfer agent fees--Class C                                                      385,483
                Transfer agent fees--Class A                                                      116,390
                Transfer agent fees--Class D                                                      113,875
                Printing and shareholder reports                                                   61,454
                Registration fees                                                                  59,376
                Account maintenance fees--Class D                                                  45,486
                Professional fees                                                                  23,989
                Other                                                                               4,164
                                                                                          ---------------
                Total expenses                                                                                    3,281,727
                                                                                                            ---------------
                Investment loss--net                                                                            (4,127,544)
                                                                                                            ---------------

Realized &      Realized loss on investments from the Trust--net                                               (74,750,390)
Unrealized      Change in unrealized depreciation on investments from the Trust--net                            (4,756,600)
Loss from                                                                                                   ---------------
the Trust--     Total realized and unrealized loss from the Trust--net                                         (79,506,990)
Net:                                                                                                        ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $  (83,634,534)
                                                                                                            ===============

See Notes to Financial Statements.


Statements of Changes in Net Assets                                                   Merrill Lynch Focus Twenty Fund, Inc.

                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                         May 31, 2002      Nov. 30, 2001
Operations:     Investment loss--net                                                      $   (4,127,544)   $  (11,889,866)
                Realized loss on investments from the Trust--net                             (74,750,390)   (1,203,833,603)
                Change in unrealized depreciation on investments from the Trust--net          (4,756,600)       331,395,005
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from operations                         (83,634,534)     (884,328,464)
                                                                                          ---------------   ---------------

Capital Share   Net increase (decrease) in net assets derived from capital share
Transactions:   transactions                                                                 (56,393,173)       125,158,401
                                                                                          ---------------   ---------------

Net Assets:     Total decrease in net assets                                                (140,027,707)     (759,170,063)
                Beginning of period                                                           427,220,680     1,186,390,743
                                                                                          ---------------   ---------------
                End of period*                                                            $   287,192,973   $   427,220,680
                                                                                          ===============   ===============

                *Accumulated investment loss--net                                         $   (4,127,544)                --
                                                                                          ===============   ===============

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights                                                                  Merrill Lynch Focus Twenty Fund, Inc.

                                                                                                    Class A

The following per share data and ratios                                              For the Six    For the      For the
have been derived from information                                                      Months        Year        Period
provided in the financial statements.                                                   Ended        Ended   Mar. 3, 2000++
                                                                                       May 31,      Nov. 30,   to Nov. 30,
Decrease in Net Asset Value:                                                             2002         2001         2000
Per Share       Net asset value, beginning of period                                   $     2.00   $     6.24   $    10.00
Operating                                                                              ----------   ----------   ----------
Performance:    Investment loss--net                                                   (.01)+++++        (.02)        (.02)
                Realized and unrealized loss on investments from the Trust--net             (.41)       (4.22)       (3.74)
                                                                                       ----------   ----------   ----------
                Total from investment operations                                            (.42)       (4.24)       (3.76)
                                                                                       ----------   ----------   ----------
                Net asset value, end of period                                         $     1.58   $     2.00   $     6.24
                                                                                       ==========   ==========   ==========

Total           Based on net asset value per share                                    (21.00%)+++     (67.95%)  (37.60%)+++
Investment                                                                             ==========   ==========   ==========
Return:**

Ratios to       Expenses++++                                                               1.68%*        1.13%       1.12%*
Average                                                                                ==========   ==========   ==========
Net Assets:     Investment loss--net                                                     (1.45%)*       (.72%)      (.57%)*
                                                                                       ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)                               $   32,206   $   43,081   $   55,306
Data:                                                                                  ==========   ==========   ==========



                                                                                                    Class B

The following per share data and ratios                                              For the Six    For the      For the
have been derived from information                                                      Months        Year        Period
provided in the financial statements.                                                   Ended        Ended   Mar. 3, 2000++
                                                                                       May 31,      Nov. 30,   to Nov. 30,
Decrease in Net Asset Value:                                                             2002         2001         2000
Per Share       Net asset value, beginning of period                                   $     1.96   $     6.19   $    10.00
Operating                                                                              ----------   ----------   ----------
Performance:    Investment loss--net                                                   (.02)+++++        (.06)        (.08)
                Realized and unrealized loss on investments from the Trust--net             (.40)       (4.17)       (3.73)
                                                                                       ----------   ----------   ----------
                Total from investment operations                                            (.42)       (4.23)       (3.81)
                                                                                       ----------   ----------   ----------
                Net asset value, end of period                                         $     1.54   $     1.96   $     6.19
                                                                                       ==========   ==========   ==========

Total           Based on net asset value per share                                    (21.43%)+++     (68.34%)  (38.10%)+++
Investment                                                                             ==========   ==========   ==========
Return:**

Ratios to       Expenses++++                                                               2.77%*        2.18%       2.13%*
Average                                                                                ==========   ==========   ==========
Net Assets:     Investment loss--net                                                     (2.53%)*      (1.75%)     (1.56%)*
                                                                                       ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)                               $  141,790   $  213,058   $  631,827
Data:                                                                                  ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)                                                      Merrill Lynch Focus Twenty Fund, Inc.

                                                                                                    Class C

The following per share data and ratios                                              For the Six    For the      For the
have been derived from information                                                      Months        Year        Period
provided in the financial statements.                                                   Ended        Ended   Mar. 3, 2000++
                                                                                       May 31,      Nov. 30,   to Nov. 30,
Decrease in Net Asset Value:                                                             2002         2001         2000
Per Share       Net asset value, beginning of period                                   $     1.96   $     6.19   $    10.00
Operating                                                                              ----------   ----------   ----------
Performance:    Investment loss--net                                                   (.02)+++++        (.06)        (.08)
                Realized and unrealized loss on investments from the Trust--net             (.40)       (4.17)       (3.73)
                                                                                       ----------   ----------   ----------
                Total from investment operations                                            (.42)       (4.23)       (3.81)
                                                                                       ----------   ----------   ----------
                Net asset value, end of period                                         $     1.54   $     1.96   $     6.19
                                                                                       ==========   ==========   ==========

Total           Based on net asset value per share                                    (21.43%)+++     (68.34%)  (38.10%)+++
Investment                                                                             ==========   ==========   ==========
Return:**

Ratios to       Expenses++++                                                               2.80%*        2.19%       2.15%*
Average                                                                                ==========   ==========   ==========
Net Assets:     Investment loss--net                                                     (2.55%)*      (1.76%)     (1.58%)*
                                                                                       ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)                               $   83,117   $  127,506   $  378,948
Data:                                                                                  ==========   ==========   ==========



                                                                                                    Class D

The following per share data and ratios                                              For the Six    For the      For the
have been derived from information                                                      Months        Year        Period
provided in the financial statements.                                                   Ended        Ended   Mar. 3, 2000++
                                                                                       May 31,      Nov. 30,   to Nov. 30,
Decrease in Net Asset Value:                                                             2002         2001         2000
Per Share       Net asset value, beginning of period                                   $     1.99   $     6.23   $    10.00
Operating                                                                              ----------   ----------   ----------
Performance:    Investment loss--net                                                   (.02)+++++        (.03)        (.05)
                Realized and unrealized loss on investments from the Trust--net             (.40)       (4.21)       (3.72)
                                                                                       ----------   ----------   ----------
                Total from investment operations                                            (.42)       (4.24)       (3.77)
                                                                                       ----------   ----------   ----------
                Net asset value, end of period                                         $     1.57   $     1.99   $     6.23
                                                                                       ==========   ==========   ==========

Total           Based on net asset value per share                                    (21.11%)+++     (68.06%)  (37.70%)+++
Investment                                                                             ==========   ==========   ==========
Return:**

Ratios to       Expenses++++                                                               1.93%*        1.38%       1.36%*
Average                                                                                ==========   ==========   ==========
Net Assets:     Investment loss--net                                                     (1.70%)*       (.95%)      (.79%)*
                                                                                       ==========   ==========   ==========

Supplemental    Net assets, end of period (in thousands)                               $   30,080   $   43,576   $  120,310
Data:                                                                                  ==========   ==========   ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Focus Twenty Fund, Inc.


1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at May 31, 2002 was 98.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


Merrill Lynch Focus Twenty Fund, Inc.


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                            Account          Distribution
                        Maintenance Fee          Fee

Class B                      .25%               .75%
Class C                      .25%               .75%
Class D                      .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                            FAMD             MLPF&S

Class A                    $   15            $   284
Class D                    $3,113            $50,312


For the six months ended May 31, 2002, MLPF&S received contingent deferred sales charges of $1,154,877 and $99,883 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $959 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the six months ended May 31, 2002 were $1,843,630 and $61,487,750, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was ($56,393,173) and $125,158,401 for the six months ended May 31, 2002 and for the year ended November 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended May 31, 2002                        Shares         Amount

Shares sold                            5,309,873     $    9,377,924
Shares redeemed                      (6,473,516)       (11,625,968)
                                  --------------     --------------
Net decrease                         (1,163,643)     $  (2,248,044)
                                  ==============     ==============



Class A Shares for the Year                              Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                           23,582,145     $   84,533,617
Shares redeemed                     (10,892,096)       (37,464,511)
                                  --------------     --------------
Net increase                          12,690,049     $   47,069,106
                                  ==============     ==============



Class B Shares for the Six Months                        Dollar
Ended May 31, 2002                        Shares         Amount

Shares sold                            4,957,429     $    9,007,472
Automatic conversion of shares         (446,473)          (795,937)
Shares redeemed                     (21,151,075)       (37,727,831)
                                  --------------     --------------
Net decrease                        (16,640,119)     $ (29,516,296)
                                  ==============     ==============



Class B Shares for the Year                              Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                           39,690,802     $  156,698,815
Automatic conversion of shares         (840,041)        (2,687,609)
Shares redeemed                     (32,359,782)      (112,257,262)
                                  --------------     --------------
Net increase                           6,490,979     $   41,753,944
                                  ==============     ==============



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Focus Twenty Fund, Inc.



Class C Shares for the Six Months                        Dollar
Ended May 31, 2002                        Shares         Amount

Shares sold                            3,779,679     $    6,831,219
Shares redeemed                     (14,860,117)       (26,514,323)
                                  --------------     --------------
Net decrease                        (11,080,438)     $ (19,683,104)
                                  ==============     ==============



Class C Shares for the Year                              Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                           28,862,922     $  115,469,491
Shares redeemed                     (25,100,532)       (89,841,408)
                                  --------------     --------------
Net increase                           3,762,390     $   25,628,083
                                  ==============     ==============



Class D Shares for the Six Months                        Dollar
Ended May 31, 2002                        Shares         Amount

Shares sold                            2,580,637     $    4,722,179
Automatic conversion of shares           439,051            795,937
                                  --------------     --------------
Total issued                           3,019,688          5,518,116
Shares redeemed                      (5,763,363)       (10,463,845)
                                  --------------     --------------
Net decrease                         (2,743,675)     $  (4,945,729)
                                  ==============     ==============



Class D Shares for the Year                              Dollar
Ended November 30, 2001                   Shares         Amount

Shares sold                           10,731,427     $   41,851,597
Automatic conversion of shares           831,057          2,687,609
                                  --------------     --------------
Total issued                          11,562,484         44,539,206
Shares redeemed                      (8,989,844)       (33,831,938)
                                  --------------     --------------
Net increase                           2,572,640     $   10,707,268
                                  ==============     ==============


5. Capital Loss Carryforward:
At November 30, 2001, the Fund had a net capital loss carryforward of approximately $1,355,392,000, of which $246,351,000 expires in 2008 and $1,109,041,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


SCHEDULE OF INVESTMENTS                                                                           Master Focus Twenty Trust

                            Shares                                                                               Percent of
Industry                     Held                    Common Stocks                                      Value    Net Assets
United States

Automobiles                447,700   Harley-Davidson, Inc.                                           $  23,540,066     8.1%

Biotechnology              109,800   ++Amgen Inc.                                                        5,228,676      1.8

Commercial Services &       67,500   ++Apollo Group, Inc. (Class A)                                      2,333,475      0.8
Supplies                    34,000   ++Career Education Corporation                                      1,485,120      0.5
                           196,300   ++Concord EFS, Inc.                                                 6,134,375      2.1
                                                                                                     -------------    -----
                                                                                                         9,952,970      3.4

Communications             718,700   ++Brocade Communications Systems, Inc.                             14,122,455      4.9
Equipment                1,372,700   ++Cisco Systems, Inc.                                              21,647,479      7.4
                                                                                                     -------------    -----
                                                                                                        35,769,934     12.3

Diversified Financials     229,000   Capital One Financial Corporation                                  14,298,760      4.9

Insurance                  141,700   Brown & Brown                                                       5,051,605      1.7

Media                      415,800   ++Univision Communications Inc. (Class A)                          16,632,000      5.7
                           290,800   ++Viacom, Inc. (Class B)                                           14,237,568      4.9
                                                                                                     -------------    -----
                                                                                                        30,869,568     10.6

Pharmaceuticals            150,100   Eli Lilly and Company                                               9,711,470      3.4
                           192,450   ++Forest Laboratories, Inc.                                        14,208,583      4.9
                           271,300   Pfizer Inc.                                                         9,386,980      3.2
                                                                                                     -------------    -----
                                                                                                        33,307,033     11.5

Semiconductor Equipment    207,500   ++Cymer, Inc.                                                       8,964,000      3.1

Semiconductors             753,700   ++Intersil Holding Corporation                                     18,118,948      6.2
                           381,350   ++Microchip Technology                                             11,398,552      3.9
                           384,800   ++National Semiconductor Corporation                               11,813,360      4.1
                           350,600   STMicroelectronics NV (NY Registered Shares)                        9,431,140      3.2
                           667,200   Texas Instruments Incorporated                                     19,128,624      6.6
                                                                                                     -------------    -----
                                                                                                        69,890,624     24.0

Software                   295,800   ++Intuit Inc.                                                      12,935,334      4.4
                           391,600   ++Microsoft Corporation                                            19,932,440      6.9
                                                                                                     -------------    -----
                                                                                                        32,867,774     11.3

Specialty Retail           363,950   ++Best Buy Co., Inc.                                               16,814,490      5.8

                                     Total Investments in Common Stocks
                                     (Cost--$296,374,390)                                              286,555,500     98.5



                            Face
                           Amount                Short-Term Securities
Commercial Paper*     US$4,534,000   General Motors Acceptance Corp., 1.91% due 6/03/2002                4,533,519      1.6

                                     Total Investments in Short-Term Securities
                                     (Cost--$4,533,519)                                                  4,533,519      1.6

                                     Total Investments (Cost--$300,907,909)                            291,089,019    100.1
                                     Liabilities in Excess of Other Assets                               (281,467)    (0.1)
                                                                                                     -------------   ------
                                     Net Assets                                                      $ 290,807,552   100.0%
                                                                                                     =============   ======

*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Trust.
++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities                                                               Master Focus Twenty Trust


                As of May 31, 2002
Assets:         Investments, at value (including securities loaned of $70,438,655)
                (identified cost--$300,907,909)                                                             $   291,089,019
                Investments held as collateral for loaned securities, at value                                   72,341,100
                Receivables:
                   Securities sold                                                        $     8,220,576
                   Contributions                                                                   86,390
                   Dividends                                                                       72,252
                   Loaned securities                                                               18,400         8,397,618
                                                                                          ---------------
                Prepaid expenses                                                                                     16,959
                                                                                                            ---------------
                Total assets                                                                                    371,844,696
                                                                                                            ---------------

Liabilities:    Collateral on securities loaned, at value                                                        72,341,100
                Payables:
                   Securities purchased                                                         5,896,872
                   Withdrawals                                                                  1,609,770
                   Custodian bank                                                                 993,935
                   Investment adviser                                                             138,750         8,639,327
                                                                                          ---------------
                Accrued expenses and other liabilities                                                               56,717
                                                                                                            ---------------
                Total liabilities                                                                                81,037,144
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $   290,807,552
                                                                                                            ===============

Net Assets      Investors' capital                                                                          $   300,626,442
Consist of:     Unrealized depreciation on investments                                                          (9,818,890)
                                                                                                            ---------------
                Net assets                                                                                  $   290,807,552
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


FINANCIAL INFORMATION (continued)


Statement of Operations                                                                           Master Focus Twenty Trust


                For the Six Months Ended May 31, 2002
Investment      Dividends                                                                                   $       191,357
Income:         Interest                                                                                            157,784
                Securities lending--net                                                                              85,050
                                                                                                            ---------------
                Total income                                                                                        434,191
                                                                                                            ---------------

Expenses:       Investment advisory fees                                                  $     1,069,546
                Accounting services                                                               113,448
                Custodian fees                                                                     34,476
                Professional fees                                                                  31,025
                Trustees' fees and expenses                                                        20,730
                Offering costs                                                                      5,123
                Pricing fees                                                                        1,597
                Other                                                                              10,744
                                                                                          ---------------
                Total expenses                                                                                    1,286,689
                                                                                                            ---------------
                Investment loss--net                                                                              (852,498)
                                                                                                            ---------------

Realized &      Realized loss on investments--net                                                              (75,321,968)
Unrealized      Change in unrealized depreciation on investments--net                                           (4,845,255)
Loss on                                                                                                     ---------------
Investments--   Total realized and unrealized loss on investments--net                                         (80,167,223)
Net:                                                                                                        ---------------
                Net Decrease in Net Assets Resulting from Operations                                        $  (81,019,721)
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


FINANCIAL INFORMATION (concluded)


Statements of Changes in Net Assets                                                               Master Focus Twenty Trust

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                              May 31,          November 30,
Increase (Decrease) in Net Assets:                                                              2002               2001
Operations:     Investment loss--net                                                      $     (852,498)   $   (1,870,504)
                Realized loss on investments--net                                            (75,321,968)   (1,204,513,199)
                Change in unrealized depreciation on investments--net                         (4,845,255)       331,418,796
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from operations                         (81,019,721)     (874,964,907)
                                                                                          ---------------   ---------------

Capital         Proceeds from contributions                                                    32,812,671       404,613,481
Transactions:   Fair value of withdrawals                                                    (90,938,533)     (288,410,915)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets derived from
                capital transactions                                                         (58,125,862)       116,202,566
                                                                                          ---------------   ---------------

Net Assets:     Total decrease in net assets                                                (139,145,583)     (758,762,341)
                Beginning of period                                                           429,953,135     1,188,715,476
                                                                                          ---------------   ---------------
                End of period                                                             $   290,807,552   $   429,953,135
                                                                                          ===============   ===============

See Notes to Financial Statements.


Financial Highlights                                                                              Master Focus Twenty Trust

                                                                         For the Six         For the        For the Period
                                                                         Months Ended       Year Ended     March 20, 2000++
The following ratios have been derived from information                    May 31,         November 30,    to November 30,
provided in the financial statements.                                        2002              2001              2000
Total           Based on net asset value per share                         (20.59%)+++                 --                --
Investment                                                             ===============    ===============   ===============
Return:

Ratios to       Expenses                                                         .72%*               .68%             .90%*
Average                                                                ===============    ===============   ===============
Net Assets:     Investment loss--net                                           (.48%)*             (.25%)           (.33%)*
                                                                       ===============    ===============   ===============

Supplemental    Net assets, end of period (in thousands)               $       290,808    $       429,953   $     1,188,715
Data:                                                                  ===============    ===============   ===============
                Portfolio turnover                                             126.37%            137.66%            62.85%
                                                                       ===============    ===============   ===============


*Annualized.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


NOTES TO FINANCIAL STATEMENTS


Master Focus Twenty Trust


1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Master Focus Twenty Trust


* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.



Merrill Lynch Focus Twenty Fund, Inc., May 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Master Focus Twenty Trust


The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of May 31, 2002, the Trust lent securities with a value of $20,144,900 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of May 31, 2002, cash collateral of $21,730,696 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $50,610,404 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended May 31, 2002, QA Advisors received $1,117 in securities lending agent fees.

For the six months ended May 31, 2002, the Trust reimbursed FAM
$15,576 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2002 were $425,051,688 and $454,957,648, respectively.

Net realized gains (losses) for the six months ended May 31, 2002 and net unrealized losses as of May 31, 2002 were as follows:


                                     Realized           Unrealized
                                  Gains (Losses)          Losses

Long-term investments             $ (75,686,434)     $  (9,818,890)
Short-term investments                     (256)                 --
Options written                          364,722                 --
                                  --------------     --------------
Total investments                 $ (75,321,968)     $  (9,818,890)
                                  ==============     ==============


As of May 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $9,818,890, of which $10,666,199 related to appreciated securities and $20,485,089 related to depreciated securities. At May 31, 2002, the aggregate cost of investments for Federal income tax purposes was $300,907,909.

Transactions in call options written for the six months ended May
31, 2002 were as follows:


                                       Nominal
                                        Value            Premiums
                                       Covered           Received
Outstanding call options
written, beginning of
period                                   798,500      $   1,057,029
Options closed                         (798,500)        (1,057,029)
                                   -------------      -------------
Outstanding call options
written, end of period                        --      $          --
                                   =============      =============


Transactions in put options written for the six months ended May 31, 2002 were as follows:


                                       Nominal
                                        Value           Premiums
                                       Covered          Received
Outstanding put options
written, beginning of
period                                   111,000      $     134,065
Options written                           92,000            108,557
Options closed                         (203,000)          (242,622)
                                   -------------      -------------
Outstanding put options
written, end of period                        --      $          --
                                   =============      =============


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the six months ended May 31, 2002.